TRANSAMERICA FUNDS
Supplement dated November 13, 2009 to the Class I Prospectuses dated March 1, 2009 and July 1, 2009, each as previously supplemented
* * *
The following information supplements and amends certain disclosure throughout the Prospectus:
Class I shares of the funds in this prospectus are currently primarily offered for investment in certain affiliated funds of funds (also referred to as “strategic asset allocation funds”). Class I shares of the funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I shares of that Transamerica Fund, but may not open new accounts.
* * *
The following information is added to supplement and amend disclosure in “Section B – Shareholder Information” and replaces the section entitled “Buying and Selling Shares”:
TO CONTACT TRANSAMERICA FUNDS
▪	Customer Service: 1-888-233-4339

▪	Internet: www.transamericafunds.com

▪	Fax: 1-888-329-4339

Mailing Address:	Transamerica Fund Services, Inc.
P.O. Box 219945
Kansas City, MO 64121-9945

Overnight Address:	Transamerica Fund Services, Inc.
330 W. 9th Street
Kansas City, MO 64105
BUYING SHARES
Class I shares of the funds in this prospectus are currently primarily offered for investment in certain affiliated funds of funds (also referred to as “strategic asset allocation funds”). Class I shares of the funds are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I shares of that Transamerica Fund, but may not open new accounts. Purchase requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted in writing.
By Check
•	Make your check payable and mail to Transamerica Fund Services, Inc.

•	If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica Fund(s) you wish to invest in. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.

•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•	Transamerica Funds does not accept money orders, traveler’s checks, starter checks, credit card convenience checks or cash. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Funds.
By Automatic Investment Plan
•	With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.

By Telephone
•	You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.
Through an Authorized Dealer
•	If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Funds must receive your payment within three business days after your order is accepted.
By the Internet
•	You may request an electronic transfer of funds from your bank account to your Transamerica Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link.
     By Payroll Deduction
•	You may have money transferred regularly from your payroll to your Transamerica Funds account. Call Customer Service to establish this deduction.
     By Wire Transfer
•	You may request that your bank wire funds to your Transamerica Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:
Bank of America, NA, Charlotte, NC, ABA# 0260-0959-3, Credit: Transamerica Funds Account# 3600622064.
Provide shareholder name, fund and account numbers.
•	Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.
Other Information
If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.
Transamerica Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.
Transamerica Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege.
SELLING SHARES
Shares may be sold (or “redeemed”) at any time. Proceeds from the redemption of shares will usually be sent to the redeeming shareholder within three business days after receipt in good order of a request for redemption. However, Transamerica Funds has the right to take up to seven days to pay redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind. Please see the SAI for more details.
In cases where shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and are not subject to the 15 day holding period.
Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders. The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.

To Request Your Redemption and Receive Payment By:
Direct Deposit – ACH
•	You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.
     Direct Deposit – Wire
•	You may request an expedited wire redemption in writing or by phone. The electronic bank link option must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Funds charges $10 for this service. Your bank may charge a fee as well.
     Check to Address of Record
•	Written Request: Send a letter requesting a withdrawal to Transamerica Funds. Specify the fund, account number and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.
•	Telephone or Internet Request: You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.
     Check to Another Party/Address
•	This request must be in writing, regardless of amount, signed by all account owners, with an original signature guarantee.
     Systematic Withdrawal Plan (by Direct Deposit ACH or Check)
•	You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP or visit our website to obtain the appropriate form to complete.
     Through an Authorized Dealer
•	You may redeem your shares through an authorized dealer. (They may impose a service charge). Contact your Registered Representative or call Customer Service for assistance.
     Your Request to Sell Your Shares and Receive Payment May Be Subject To:
•	The type of account you have and if there is more than one shareholder.

•	The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.

•	A written request or an original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.

•	Each fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.
     Please see additional information relating to signature guarantees later in this prospectus.
     Involuntary Redemptions
Each fund, to the fullest extent permitted by law, reserves the right to close your account if the account value falls below the fund’s minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the fund (such as market timing or frequent small redemptions).

EXCHANGING SHARES
Transamerica Equity and Transamerica Diversified Equity Class I shareholders who received their shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may exchange their shares between Transamerica Equity and Transamerica Diversified Equity. Transamerica AEGON High Yield Bond Class I shareholders who received their shares in the manner described above have no exchange privileges.
* * *
The following information is added to supplement and amend disclosure in “Section B — Shareholder Information” in the section entitled “Features and Policies”:
Customer Service
Occasionally, Transamerica Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using the In-Touch line (automated phone system).
Uncashed Checks Issued on Your Account
If any check Transamerica Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In cases where we are unable to reinvest check proceeds in the fund that you held, for example, if the fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in another Transamerica Fund, such as the Transamerica Money Market.
Minimum Dividend Check Amounts
To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.
Telephone Transactions
Transamerica Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. These procedures may include requiring personal identification, providing written confirmation of transactions and tape recording conversations. In situations where Transamerica Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. Transamerica Funds reserves the right to modify the telephone redemption privilege at any time.
Retirement and ESA State Street Account Maintenance Fees
Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’s value per Social Security Number is more than $50,000.
Professional Fees
Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Funds. Your financial professional will answer any questions that you may have regarding such fees.
Signature Guarantee
An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.
An original signature guarantee is required if any of the following is applicable:
•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

•	You would like a check made payable to anyone other than the shareholder(s) of record.

•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.

•	You would like a check mailed to an address other than the address of record.

•	You would like your redemption proceeds wired to a bank account other than a bank account of record.

•	You are adding or removing a shareholder from an account.

•	You are changing ownership of an account.

•	When establishing an electronic bank link, if the Transamerica Funds account holder’s name does not appear on the check.
The funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
An original signature guarantee may be refused if any of the following is applicable:
•	It does not appear valid or in good form.

•	The transaction amount exceeds the surety bond limit of the signature guarantee.

•	The guarantee stamp has been reported as stolen, missing or counterfeit.
E-mail Communications
As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.
Statements and Reports
Transamerica Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Funds of any error. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.
Please retain your statements. If you require historical statements, Transamerica Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.
* * *
Investors Should Retain this Supplement for Future Reference

5